                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN GLOBAL FRANCHISE FUND

                    SUPPLEMENT DATED OCTOBER 29, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                   PROSPECTUS DATED OCTOBER 29, 2004 AND THE
                CLASS I SHARES PROSPECTUS DATED OCTOBER 29, 2004

     The Prospectus is hereby supplemented as follows:

          (1) The following section entitled "PURCHASE OF SHARES" is supplemented with the following:

          Investment opportunities for companies that have, in the judgment of the Fund's portfolio management team, resilient business franchises and growth potential may be more limited than those of other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund's Board of Directors has authorized management to suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   GLF SPT 10/04
                                                                     65114SPT-01